UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 26, 2025

MATERION CORPORATION

(Exact name of registrant as specified in its charter)

Ohio 001-15885 34-1919973

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
6070 Parkland Blvd., Mayfield Hts., Ohio 44124

(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code (216) 486-4200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value MTRN New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§204.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01 Entry into a Material Definitive Agreement.
On June 26, 2025, Materion Corporation, an Ohio corporation ("Materion"), entered into a Fifth Amended and Restated Credit Agreement (the "Credit Agreement"), with JPMorgan Chase Bank, N.A., as administrative agent, Wells Fargo Bank National Association and Bank of America, N.A., as co-syndication agents, KeyBank National Association and PNC Bank, National Association, as co-documentation agents, and JPMorgan Chase Bank, N.A., Wells Fargo Securities, LLC and BofA Securities, Inc., as joint bookrunners and joint lead arrangers. The Credit Agreement refinances the revolving credit facility and term loan facility provided under Materion's previous Fourth Amended and Restated Credit Agreement, dated October 27, 2021 (as amended). Among other things, the Credit Agreement provides for a $450 million senior secured revolving credit facility (the "Revolving Credit Facility") and a $225 million senior secured term loan facility (the "Term Loan Facility" and, together with the Revolving Credit Facility, the "Credit Facilities"). The Term Loan Facility was fully drawn on June 26, 2025. The Credit Facilities mature on June 26, 2030. The Credit Agreement includes a maximum net leverage ratio covenant and a minimum interest coverage ratio covenant and provides Materion with continued flexibility for future strategic transactions.

The Credit Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K. The foregoing description of the Credit Agreement is qualified in its entirety by reference to the full text of the Credit Agreement, which is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information included in Item 1.01 above is incorporated by reference into this item 2.03.

Item 9.01 Financial Statements and Exhibits.
Exhibits.

Exhibit Number	Description of Exhibit
10.1
Fifth Amended and Restated Credit Agreement, dated as of June 26, 2025, by and among Materion Corporation, the foreign subsidiary borrowers party thereto from time to time, the financial institutions party thereto as lenders, JPMorgan Chase Bank, N.A., as administrative agent, Wells Fargo Bank National Association and Bank of America, N.A., as co-syndication agents, KeyBank National Association and PNC Bank, National Association, as co-documentation agents, and JPMorgan Chase Bank, N.A., Wells Fargo Securities, LLC and BofA Securities, Inc., as joint bookrunners and joint lead arrangers.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Materion Corporation

June 26, 2025	By:	/s/ Shelly M. Chadwick
Shelly M. Chadwick
Vice President, Finance and Chief Financial Officer